LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 16, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2011 OF

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

The following information is added to the table in the fund’s Statement of Additional Information which appears under the heading “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by Portfolio Managers – Strategic Income Fund” and is as of December 31, 2011:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($000,000,000s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($000,000,000s)
Christopher Orndorff	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	3	1.2	0	0

The following information is added to the table in the fund’s Statement of Additional Information which appears under the heading “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Securities Ownership – Strategic Income Fund” and is as of December 31, 2011:

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Christopher Orndorff	None

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